Exhibit 10.15.6

EXECUTION VERSION

MORTGAGE SUPPLEMENT NO. 5

THIS MORTGAGE SUPPLEMENT NO. 5 dated March 1, 2018 (this “Mortgage Supplement”) made by MESA AIRLINES, INC., a Nevada corporation (together with its permitted successors and assigns, the “Grantor”), in favor of OBSIDIAN AGENCY SERVICES, INC., a California corporation as Security Trustee (together with its successors and permitted assigns, the “Security Trustee”).

W I T N E S S E T H:

WHEREAS, the Mortgage and Security Agreement, dated as of December 14, 2016, as supplemented by Mortgage Supplement No. 1, dated as of December 14, 2016, Mortgage Supplement No. 2, dated as of February 2, 2017, Mortgage Supplement No. 3, dated as of July 5, 2017, and Mortgage Supplement No. 4, dated as of September 29, 2017 (herein called the “Mortgage”; capitalized terms used herein but not defined shall have the meaning ascribed to them in the Mortgage), between the Grantor and the Security Trustee, provides for the execution and delivery of supplements thereto substantially in the form hereof, which shall particularly describe certain collateral, and shall specifically mortgage the same to the Security Trustee;

WHEREAS, the Mortgage was entered into between the Grantor and the Security Trustee in order to secure the Secured Obligations under that certain Credit Agreement, dated as of December 14, 2016, among, inter alios, the Grantor, as borrower, and the Security Trustee (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”); and

WHEREAS, the Grantor wishes to subject the Engine described in Exhibit 1 hereto to the security interest created by the Mortgage by execution and delivery of this Mortgage Supplement, and a counterpart of the Mortgage has been recorded pursuant to the Act by the FAA at Oklahoma City, Oklahoma, on January 5, 2017 and assigned Conveyance No. NJ009095;

NOW, THEREFORE, this Mortgage Supplement Witnesseth, that to secure the payment and performance of the Secured Obligations from time to time outstanding and to secure the performance and observance by the Grantor of all the agreements, covenants and provisions contained in the Loan Documents for the benefit of the Secured Parties, the Grantor has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Security Trustee, its successors and assigns, for the security and benefit of the Secured Parties, a security interest in all right, title and interest of the Grantor in, to and under the Engine as further described on Exhibit 1 hereto, in each case together with any and all Parts of whatever nature, which are from time to time included within the definition of “Engines”, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to each such Engine (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and all Engine Documents relating to each such Engine.

TO HAVE AND TO HOLD all and singular the aforesaid property unto the Security Trustee, its successors and assigns, for the uses and purposes and subject to the terms and provisions set forth in the Mortgage.

This Mortgage Supplement shall be construed as a supplemental Mortgage and shall form a part thereof, and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

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IN WITNESS WHEREOF, the Grantor has caused this Mortgage Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.

MESA AIRLINES, INC., as Grantor

By:	/s/ Brian S. Gillman
Name: Brian S. Gillman Title: EVP & General Counsel

[Signature Page to Mortgage Supplement No. 5]

EXHIBIT 1

TO

MORTGAGE SUPPLEMENT NO. 5

THE ENGINE:

Manufacturer	Manufacturer’s Model	Serial Number
General Electric Company	CF34-8E5A1	193119

is a jet propulsion aircraft engine with at least 1750 lbs of thrust or its equivalent.